Exhibit 21.1

Subsidiaries of Ryan Specialty Group Holdings, Inc.

Entity Name	Country of Incorporation / Organization
New RSG, LLC	United States, Delaware
Ryan Specialty Group, LLC	United States, Delaware
Ryan Specialty Group Services, LLC	United States, Delaware
Ryan Services Group, LLC	United States, Delaware
RSG Underwriting Managers, LLC	United States, Delaware
WKFC Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
EmergIn Risk, a series of RSG Underwriting Managers, LLC	United States, Delaware
Technical Risk Underwriters, a series of RSG Underwriting Managers, LLC	United States, Delaware
Life Science Risk, a series of RSG Underwriting Managers, LLC	United States, Delaware
Sapphire Blue, a series of RSG Underwriting Managers, LLC	United States, Delaware
Power Energy Risk , a series of RSG Underwriting Managers, LLC	United States, Delaware
Concord Specialty Risk, a series of RSG Underwriting Managers, LLC	United States, Delaware
Global Special Risks, LLC	United Sates, Texas
RSG Group Program Administrator, LLC	United States, Delaware
RSG Specialty, LLC	United States, Delaware
International Facilities Insurance Services, Inc.	United States, California
CorPro Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
SafeWaters Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
CorRisk Solutions, a series of RSG Underwriting Managers, LLC	United States, Delaware
Windward Specialty, a series of RSG Underwriting Managers, LLC	United States, Delaware
Concord Specialty Risk of Canada, LLC	United States, Delaware
Interstate Insurance Management, a series of RSG Underwriting Managers, LLC	United States, Delaware
Capital Bay Underwriting, LLC	United States, Delaware
Smooth Waters, LLC	United States, Delaware
Irwin Siegel Agency, a series of RSG Underwriting Managers, LLC	United States, Delaware
RSG Platform, LLC	United States, Delaware
Stetson Insurance Funding, LLC	United States, Delaware
Trident Marine Managers, a Series of RSG Underwriting Managers, LLC	United States, Delaware
International Specialty Insurance, a Series of RSG Underwriting Managers, LLC	United States, Delaware
Suitelife Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
Trident Marine Managers, a Series of RSG Specialty, LLC	United States, Delaware
Ryan Alternative Risk, a Series of RSG Specialty, LLC	United States, Delaware
Ryan Re Underwriting Managers, LLC	United States, Delaware
All Risks Specialty, LLC	United States, Maryland
All Risks, LLC	United States, Maryland
Independent Claim Services, LLC	United States, Maryland
RSG StartPoint Executive Risks US, a series of RSG Underwriting Managers, LLC	United States, Delaware
RSG Transactional Risks US, a series of RSG Underwriting Managers, LLC	United States, Delaware
JEM Underwriting Managers, LLC	United States, Delaware
Global Special Risks, a series of RSG Specialty, LLC	United States, Delaware
Irwin Siegel Agency, a series of RSG Specialty, LLC	United States, Delaware
Emerald Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
Sunstone Holdings, Inc	United States, Delaware
Sunstone Holdings II, Inc	United States, Tennessee

Sunstone Assurance, LLC	United States, Delaware
Sunstone Assurance II, LLC	United States, Tennessee
KRP Managers, LLC	United States, Delaware
Ryan Specialty Group Europe Limited	United Kingdom
Jubilee Group Holdings Limited	United Kingdom
Ryan Specialty Group Nordics AB	Sweden
Ryan Specialty Group Denmark A/S	Denmark
RSG Transactional Risks Europe	United Kingdom
RSG Underwriting Managers Europe Limited	United Kingdom
RSG Europe Services Centre Limited	United Kingdom
RSG Construction and Specialty AB	Sweden
RSG Insurance Services of Canada Limited	Canada
Ryan Specialty Group Spain Agencia de Suscripcion, SL	Spain
Keystone Risk Brokerage, LTD	Bermuda
RSG Europe Services Centre Limited, Swedish Branch	Sweden
Ryan Specialty Group Sweden AB, UK Branch	United Kingdom
Ryan Specialty Group Sweden AB, Spanish Branch	Spain